CCMA SELECT MONEY MARKET FUND


                      Supplement dated June 25, 2002 to the
           Statement of Additional Information dated November 19, 2001

The following text replaces the corresponding text on p. 25 in its entirety under the section entitled Other Service Providers -- Independent Accountants.

     Ernst & Young LLP, 233 South Wacker, Chicago, Illinois, are the independent public accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund. The selection of the independent accountants is approved annually by the Trust's Board of Trustees.